U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 28, 2010

Internet Infinity, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-27633	95-4679342
(state of	(Commission File Number)	(IRS Employer
incorporation)		I.D. Number)

413 Avenue G, #1
Redondo Beach, CA 90277
(310) 493-2244

(Address and telephone number of registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

 On June 28, 2010, Internet Infinity, Inc. (“Company”), through and with the recommendation of its Audit Committee and approval of its Board of Directors, engaged John Kinross-Kennedy, CPA (“Kennedy”) as its independent registered public accounting firm.

Concurrent with the engagement of John Kinross-Kennedy, the Company dismissed the engagement of Kabani & Company, Inc. (“Kabani”) from its position as the Company’s independent registered public accounting firm.  Kabani served as the Company’s independent registered public account firm since March 31, 2000  No report on the Company’s financial statements prepared by Kabani during the fiscal years ended March 31, 2000 and March 31, 2009 and the subsequent interim period through December 31, 2009 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.  Further, during the fiscal years ended March 31, 2008 and March 31, 2009 and the subsequent interim period through December 31, 2010, there were no disagreements between the Company and Kabani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Kabani, would have caused it to make reference to the subject matter of the disagreement in connection with a report.  The Company’s Audit Committee recommended the dismissal of Kabani, and such recommendation was adopted by the Company’s Board of Directors.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided Kabani a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the SEC and requested that Kabani furnish the Company with a letter addressed to the SEC stating whether or not Kabani agrees with the above statements.

During the fiscal years ended March 31, 2008 and March 31, 2009 and the subsequent interim period through December 31, 2010, neither the Company nor anyone on its behalf has consulted with Kabani regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or (iv) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 5.02 Election of Directors

On June 28, 2010, Internet Infinity, Inc. (“Company”), through and with the vote and recommendation of its controlling shareholder, George Morris, re-elected and approved the continuation  of its current Board of Directors consisting of George Morris and  Charles Yesson for over one year until June 31, 2011. Yesson shall Chair the Audit Committee for the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2010	Internet Infinity, Inc.

	By:	/s/ George Morris
George Morris, Chief Executive Officer

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